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Exhibit 4.1

[FACE OF CERTIFICATE CLEAN ENERGY FUELS CORP.]

CEF

[LOGO]

COMMON STOCK

COMMON STOCK

CLEAN ENERGY FUELS CORP.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 184499 10 1

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT
is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.0001 PAR VALUE PER SHARE, OF

CLEAN ENERGY FUELS CORP.

Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

COUNTERSIGNED AND REGISTERED: U.S. STOCK TRANSFER CORPORATION TRANSFER AGENT AND REGISTRAR BY: AUTHORIZED SIGNATURE

DATED:

[SIGNATURE]
PRESIDENT

[SEAL]

[SIGNATURE]
SECRETARY

[REVERSE OF CERTIFICATE]

CLEAN ENERGY FUELS CORP.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM as tenants in common-
TEN ENT as tenants by the entireties-
JT TEN as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT-                        Custodian
                                              (Cust)                             (Minor)
under Uniform Gifts to Minors
Act
          (State)

UNIF TRANS MIN ACT-                        Custodian
                                                 (Cust)                             (Minor)
under Uniform Transfers to Minors
Act
          (State)

Additional abbreviations may also be used though not in the above list.

For value received,                         hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address including postal zip code of assignee

Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said Shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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  Exhibit 4.1